Supplement No. 1 dated March 17, 1997
                                       to
                        Prospectus dated November 1, 1996
                                       for
                 STATE STREET RESEARCH CAPITAL APPRECIATION FUND
                 a series of State Street Research Equity Trust




Proposed Reorganization

   A Special Meeting of Shareholders of the State Street Research Capital Appreciation Fund (the "Capital Appreciation Fund") has been tentatively scheduled for June 1997. At this meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization between the Capital Appreciation Fund and the State Street Research Capital Fund (the "Capital Fund").

   If the proposal is approved by the shareholders of the Capital Appreciation Fund, the Capital Fund would acquire substantially all of the assets and liabilities of the Capital Appreciation Fund. As a result of this transaction, shareholders of the Capital Appreciation Fund would receive in exchange for shares of their Fund, shares of the corresponding class of the Capital Fund with an aggregate value equivalent to the aggregate net asset value of their Capital Appreciation Fund investment at the time of the transaction. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of the Capital Appreciation Fund and the Capital Appreciation Fund itself. After the transaction, the Capital Appreciation Fund would be dissolved.